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                                                                      EXHIBIT 21

                          CORNERSTONE PROPERTIES INC.
                              LIST OF SUBSIDIARIES

    At December 31, 1997 the subsidiaries of the Company were as follows:

One United Realty Corporation                                      Delaware
NWC Funding Corporation                                            Delaware
TULP Funding Corporation                                           Delaware
ARICO-Denver, Inc.                                                 Delaware
ARICO-Minneapolis, Inc.                                            Delaware
ARICO-Seattle, Inc.                                                Delaware
1700 Lincoln Inc.                                                  Delaware
CORPRO Real Estate Management, Inc.                                Delaware
CStone-Boston Inc.                                                 Delaware
CStone-New York Inc.                                               Delaware
CStone-Oakbrook, Inc.                                              Delaware
CStone-Pittsburgh Trust                                            Maryland
CStone-527 Madison, Inc.                                           Delaware
Charlotte Plaza Properties, Inc.                                   Georgia
Balsam Mountain, Inc.                                              Georgia
DIHC Boylston Corp.                                                Georgia
DIHC Boylston Back Bay Corp.                                       Georgia
DIHC Berkeley Corp.                                                Georgia
DIHC Berkeley Back Bay Corp.                                       Georgia
DIHC of Georgia, Inc.                                              Georgia
DIHC Management Corp.                                              Georgia
Canal Center Properties, Inc.                                      Georgia
Bryce Mountain, Inc.                                               Georgia
Transcanal Properties, Inc.                                        Georgia
DIHC Finance Corporation                                           Georgia
DIHC Properties I, Inc.                                            Georgia
DIHC Peachtree, Inc.                                               Georgia
DIHC Atlanta, Inc.                                                 Georgia
DIHC Marble Place Properties, Inc.                                 Georgia
DIHC Dearborn Properties, Inc.                                     Georgia

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    In January 1998, the Company formed an UPREIT structure pursuant to which as of the date of this filing the subsidiaries of the Company are as follows:

ARICO-Denver, Inc.                                                 Delaware
1700 Lincoln Inc.                                                  Delaware
CORPRO Real Estate Management, Inc.                                Delaware
CStone-Pittsburgh Trust                                            Maryland
Cornerstone Charlotte Plaza LLC.                                   Delaware
Cornerstone TransPotomac Plaza LLC.                                Delaware
Cornerstone Peachtree LLC.                                         Delaware
Cornerstone 200 Galleria LLC.                                      Delaware
Cornerstone Dearborn LLC.                                          Delaware
Cornerstone Oakbrook LLC.                                          Delaware
Cornerstone 527 Madison LLC.                                       Delaware
Cornerstone Minneapolis LLC.                                       Delaware
Cornerstone Denver LLC.                                            Delaware
Cornerstone Seattle LLC.                                           Delaware
Cornerstone New York LLC.                                          Delaware
Cornerstone 11 Canal Center LLC.                                   Delaware
Cornerstone 99 Canal LLC.                                          Delaware
500 Boylston Cornerstone LLC.                                      Delaware
222 Berkeley Cornerstone LLC.                                      Delaware
Cornerstone Market Square LLC.                                     Delaware
125 Summer Street Cornerstone LLC.                                 Delaware
Cornerstone Deerfield LLC.                                         Delaware
60 State Street Cornerstone LLC.                                   Delaware